UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2009

U.S. Shipping Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-32326	20-1447743
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

399 Thornall St., 8th Floor Edison, NJ		08837
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 635-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS.

Item 8.01.    Other Events

On January 13, 2009 the Partnership issued a press release announcing that its joint venture for the construction of five US Flag product/chemical tankers took delivery of the product tanker Golden State:

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Title

99.1	Press Release dated January 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. SHIPPING PARTNERS L.P.

	By:	U.S. Shipping General Partner LLC,
its general partner

	By:	/s/ Ronald L. O’Kelley

Name: Ronald L. O’Kelley
Title: President and Chief Executive Officer
(principal executive officer)

Date: January 14, 2009